Exhibit 10(nnn)

AMENDMENT AND WAIVER, dated as of March 31, 2006 (this “Amendment”), among UNITED RENTALS, INC. (“Holdings”), UNITED RENTALS (NORTH AMERICA), INC. (the “U.S. Borrower”), UNITED RENTALS OF CANADA, INC. (“UR Canada”), UNITED RENTALS OF NOVA SCOTIA (NO. 1), ULC (“UR Nova Scotia (No. 1)” and, together with the U.S. Borrower and UR Canada, the “Borrowers”), the lenders party hereto, JPMORGAN CHASE BANK, N.A., as U.S. administrative agent (in such capacity, the “U.S. Administrative Agent”), and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian administrative agent (in such capacity, the “Canadian Administrative Agent” and, together with the U.S. Administrative Agent, the “Administrative Agents”).

A. Reference is made to the Amended and Restated Credit Agreement dated as of February 13, 2004 (as previously amended, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrowers, the lenders party thereto, and the Administrative Agents. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

B. Holdings and the Borrowers have requested that the Required Lenders amend and waive certain provisions of the Credit Agreement. The Required Lenders are willing to agree to such amendment and waiver on the terms and subject to the conditions of this Amendment.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments to Section 1.01 of the Credit Agreement. Section 1.01 is amended by deleting the defined term “SEC Inquiry” and substituting in lieu thereof the following defined terms in proper alphabetical order:

“Fourth Amendment” means the Amendment and Waiver dated as of March 31, 2006, to this Agreement.

“Fourth Amendment Effective Date” means the date the Fourth Amendment shall become effective in accordance with its terms.

“SEC Inquiry” means the inquiry by the Securities and Exchange Commission and other matters described (a) under the caption “SEC Non-public Fact Finding Inquiry” in the report of Holdings on Form 10-Q for the Fiscal Quarter ended September 30, 2004 and (b) in the reports of Holdings on Form 8-K filed with the Securities and Exchange Commission on March 14, 2005, August 9, 2005, November 1, 2005, January 26, 2006 and March 7, 2006.

SECTION 2. Amendments to Section 5.01 of the Credit Agreement. Section 5.01 is amended as follows:

(a) Clause (a) is hereby amended by deleting the proviso at the end thereof and substituting in lieu thereof the following:

; provided, that, (i) the financial statements, audit report and certificate from the chief financial officer required to be delivered pursuant to the foregoing provisions of this clause (a) for each of Fiscal Year 2004 and Fiscal Year 2005 shall be delivered as soon as available but no later than April 28, 2006 and (ii) within 100 days after the end of Fiscal Year 2005, unaudited consolidated financial statements for Fiscal Year 2005 of Holdings (of the same scope as required by clause (b) below for quarterly financial statements) shall be delivered, together with a certificate from the chief financial officer of Holdings to the effect that, subject to any changes that may result from the SEC Inquiry, such consolidated financial statements present fairly in all material respects the financial condition and results of operations of Holdings and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes.

(b) Clause (b) is hereby amended by deleting the proviso at the end thereof and substituting in lieu thereof the following:

; provided, that, (i) with respect to each of the Fiscal Quarters ended March 31, 2005, June 30, 2005 and September 30, 2005, the certificate from a Financial Officer required to be delivered pursuant to the foregoing provisions of this clause (b) may be qualified to the effect that it is subject to any changes that may result from the SEC Inquiry and (ii) as soon as available but no later than April 28, 2006, such financial statements shall be delivered, together with the certificate from a Financial Officer described in the foregoing provisions of this clause (b), without the qualification described in (i) above;

SECTION 3. Waiver. (a) The undersigned Lenders hereby waive any Default arising under clause (g) of Article VII of the Credit Agreement to the extent, but only to the extent, any such Default results from a Reporting Violation (as defined below); provided, that such waiver shall terminate and cease to apply if (i) any Material Debt becomes due, or is declared to become due, or is required to be prepaid, repurchased, redeemed or defeased, prior to its stated maturity, in any such case as a result of a Reporting Violation, or (ii) the holder or holders of any Material Debt (or the requisite number or percentage in interest entitled to do so under the terms thereof, if applicable), or any trustee or agent on its or their behalf, (A) gives notice to Holdings or any Subsidiary of a Reporting Violation, if the effect of such notice is (1) to entitle the holder or holders of such Material Debt, or any trustee or agent on its or their behalf, to exercise any material right or remedy (as determined by the Required Lenders), or (2) to commence a grace or cure period upon the expiration of which any such right or remedy may be exercised if the Reporting Violation is continuing (but in the case of this clause (2), only upon expiration of such grace or cure period), or (B) otherwise commences the exercise of any material rights or remedies (as determined by the Required Lenders) that may be exercised based upon a Reporting Violation.

(b) For purposes hereof, the term “Reporting Violation” means any failure to comply with any provision of any agreement or instrument evidencing or governing the terms of any Material Debt that requires the delivery of financial statements for Holdings and its subsidiaries or the filing by Holdings of reports (or delivery by Holdings of reports required to be filed by it) with the Securities and Exchange Commission, to the extent such non-compliance results from the failure by Holdings to deliver audited or unaudited financial statements for any annual or quarterly period ending prior to March 31, 2006 or to file its report on Form 10-K or 10-Q for any such period, in each case within the time required, or to deliver any related compliance or similar certificates required to be delivered under any such agreement or instrument, in each case within the time required.

SECTION 4. Interim Borrowings. Notwithstanding any contrary provision of the Credit Agreement, during the period from the Fourth Amendment Effective Date until the date that all the financial statements, audit reports and certificates referred to in the provisos to each of clauses (a) and (b) of Section 5.01 have been delivered and all Reporting Violations have been cured, the Borrowers will make Borrowings under the Credit Agreement only as, and to the extent, necessary to fund obligations to be paid by the Borrowers and their Subsidiaries in the ordinary course during the one-week period following the applicable Borrowing (and taking into account other cash resources available to them for such purpose that would be used for such purpose in the ordinary course).

SECTION 5. Representations and Warranties. Each of Holdings and the Borrowers hereby represents and warrants to and agrees with each Lender and the Administrative Agents that, after giving effect to this Amendment:

(a) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the Amendment Effective Date (as defined below), except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date.

(b) As of the Amendment Effective Date, no Default has occurred and is continuing.

SECTION 6. Conditions to Effectiveness. This Amendment shall become effective as of the date of the satisfaction in full of the following conditions precedent (the “Amendment Effective Date”):

(a) The U.S. Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of Holdings, the Borrowers and the Required Lenders.

(b) The U.S. Administrative Agent shall have received all amounts due and payable hereunder or under the Credit Agreement on or prior to the Amendment Effective Date, including, to the extent invoiced, all reasonable out-of-pocket costs and expenses of the Administrative Agents (including, without limitation, the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agents).

SECTION 7. Credit Agreement. Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof.

SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 9. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 10. Expenses. Holdings and the Borrowers agree to reimburse the Administrative Agents for their out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agents.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

UNITED RENTALS, INC.,

By:
Name:
Title:

UNITED RENTALS (NORTH AMERICA), INC.,

By:
Name:
Title:

UNITED RENTALS OF CANADA, INC.,

By:
Name:
Title:

UNITED RENTALS OF NOVA SCOTIA (NO. 1), ULC,

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., individually and as U.S. Administrative Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, individually and as Canadian Administrative Agent,

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT DATED AS OF MARCH 31, 2006, TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 13, 2004, AS AMENDED, AMONG UNITED RENTALS, INC., UNITED RENTALS (NORTH AMERICA), INC., UNITED RENTALS OF CANADA, INC., UNITED RENTALS OF NOVA SCOTIA (NO. 1), ULC, THE LENDERS PARTY HERETO, JPMORGAN CHASE BANK, N.A., AS U.S. ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS A CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

By:
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Title:

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